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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Spectranetics Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE SPECTRANETICS CORPORATION
96 Talamine Court
Colorado Springs, CO 80907
(719) 633-8333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 6, 2006
       The Annual Meeting of the Stockholders of THE SPECTRANETICS CORPORATION (the “Company”) will be held at the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado on June 6, 2006, at 9:00 a.m. (MDT) for the following purposes:

1. To elect three members of the Board of Directors to serve a three-year term until the 2009 Annual Meeting of Stockholders, or until their successors are elected and have been duly qualified.

2. To approve The Spectranetics Corporation 2006 Incentive Award Plan (the “Award Plan”).

3. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for fiscal year 2006.

4. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.
      Only stockholders of record as of the close of business on April 17, 2006, the record date, will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
      Whether or not you plan to attend the Annual Meeting in person, we urge you to ensure your representation by voting by proxy as promptly as possible. You may vote by completing, signing, dating and returning the enclosed proxy card by mail, or you may vote by telephone or electronically through the Internet, as further described on the proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and vote your shares in person, your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS,

John G. Schulte
President and Chief Executive Officer
Colorado Springs, Colorado
April 28, 2006

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SOLICITATION OF PROXIES
RECORD DATE AND VOTING OF SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
BUSINESS EXPERIENCE OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
2005 OPTION GRANTS
STOCK OPTION EXERCISES AND FISCAL YEAR-END STOCK OPTION VALUE
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
CHANGE IN PRINCIPAL ACCOUNTANT
AUDIT COMMITTEE REPORT
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT(1)
COMPENSATION COMMITTEE REPORT
STOCK PRICE PERFORMANCE GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ELECTION OF DIRECTORS (Proposal No. 1)
APPROVAL OF THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (Proposal No. 2)
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
2005 ANNUAL REPORT TO STOCKHOLDERS
FORM 10-K FOR THE 2005 FISCAL YEAR
OTHER MATTERS
DATE OF RECEIPT OF STOCKHOLDER PROPOSALS
EXHIBIT A

THE SPECTRANETICS CORPORATION
96 Talamine Court
Colorado Springs, CO 80907
(719) 633-8333
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 6, 2006
PROXY STATEMENT

SOLICITATION OF PROXIES
      This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of THE SPECTRANETICS CORPORATION (the “Company” or “the Company”) for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado on June 6, 2006, at 9:00 a.m. (MDT) and at any adjournments or postponements thereof. This Proxy Statement and proxy are being mailed to stockholders on or about May 10, 2006.
      The cost of soliciting proxies is being borne by the Company. The Company’s officers, directors and other regular employees, without additional compensation, may solicit proxies by telephone or by oral communication or by other appropriate means. The Company does not currently anticipate hiring a firm to solicit proxies. The Company will pay all costs related to the preparation of this Proxy Statement, including legal fees, printer costs and mailing costs.
      A proxy may be revoked by a stockholder at any time prior to the exercise thereof by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by attending the Meeting and voting in person. If you receive two or more proxy cards, please vote with respect to each in accordance with the procedures described thereon to ensure that all of the shares are represented. All shares represented by each properly completed and unrevoked proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it unusable. All shares properly voted in accordance with the procedures set forth in this Proxy Statement and the accompanying proxy card will be voted in accordance with your instructions.
RECORD DATE AND VOTING OF SECURITIES
      Only holders of record of the Company’s common stock (“Common Stock”) outstanding as of the close of business on April 17, 2006, will be entitled to notice of and to vote on matters presented at the Meeting or any adjournments or postponements thereof. As of April 17, 2006 there were 26,455,115 shares of Common Stock outstanding. Each share of Common Stock will be entitled to one vote on each matter presented at the Meeting, and there is no cumulative voting.
      In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Meeting must be represented at the Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
      Each matter is tabulated separately. Directors will be elected by a plurality of the shares voting, which means that abstentions and broker non-votes will not affect the candidates receiving the plurality of votes. Adoption of the other proposals requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (thereby effectively counting as votes against such proposals), whereas broker non-votes are not counted for any purpose in determining whether a proposal has been approved.
      If shares are not voted in person, they cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

(i) by completing, signing and dating the enclosed proxy card nd mailing it promptly in the enclosed envelope;

(ii) by telephone; or

(iii) electronically through the Internet.
      Voting By Proxy Card. Each stockholder may vote by proxy by using the enclosed proxy card. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by your proxy will be voted as you specify on the proxy card. If no specification is made in a properly executed proxy received by the Company, then the proxy will be voted (i) FOR the election of the three (3) nominees to the Board of Directors listed herein, (ii) FOR the approval of the Spectranetics Corporation 2006 Equity Incentive Award Plan and (iii) FOR the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent auditors. If you own Common Stock through a broker, bank or other nominee that holds Common Stock for your account in a “street name” capacity, you should follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.
      Voting By Telephone Or Through The Internet. If you are a registered stockholder (that is, if you own Common Stock in your own name and not through a broker, bank or other nominee that holds Common Stock for your account in a “street name” capacity), you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 12:00 p.m., Central Time, on June 5, 2006. Please see the proxy card provided to you for instructions on how to access the telephone and Internet voting systems. If your shares of Common Stock are held in “street name” for your account, you should contact your broker, bank or other nominee to determine if you may vote by telephone or through the Internet.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of March 31, 2006, by (i) all persons known by the Company to be beneficial owners of more than 5% of its Common Stock; (ii) each of the Company’s directors; (iii) the Named Executive Officers (as defined on page 11 hereof); and (iv) all of the current executive officers and directors of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based solely on information furnished by such holders, have sole voting and dispositive power with respect to such shares, subject to community property laws, where applicable. “Percentage of Outstanding Shares” is based on 26,448,116 shares of Common Stock outstanding on March 31, 2006.
Directors, Named Executive Officers and 5% Stockholders:

			Total Shares	Percentage of
	Shares	Right to	Beneficially	Outstanding
Name and Address	Owned(2)	Acquire(3)	Owned	Shares

5% Stockholders
Deephaven Capital Management LLC(1)	1,442,162	0	1,442,162	5.4%
Directors and Named Executive Officers(4)
Cornelius C. Bond, Jr.	117,684	178,846	296,530	1.0%
David G. Blackburn	11,405	18,795	30,200	*
Craig M. Walker, M.D.	326,850	150	327,000	1.2%
Emile J. Geisenheimer(5)	163,196	215,000	378,196	1.4%
Martin T. Hart	131,500	0	131,500	*
R. John Fletcher	10,000	90,000	100,000	*
Joseph M. Ruggio, M.D.	5,500	228,846	234,346	*
John G. Schulte	38,532	682,500	721,032	2.7%
Lawrence E. Martel	49,052	222,013	271,065	*
Will McGuire	0	0	0	0
Guy A. Childs	13,030	207,750	220,780	*
Steve Okland	0	0	0	0
Kelly Elliott	0	0	0	0
Adrian Elfe	28,700	74,706	103,406	*
All current executive officers and Directors as a group (14 persons)	895,449	1,918,606	2,814,055	9.9%

*	Less than 1%

(1)	As of December 31, 2005. According to Schedule 13G filed with the SEC on June 27, 2005, the address of Deephaven Capital Management is 130 Cheshire Lane, Suite 102, Minnetonka, MN 55305.

(2)	Includes shares for which the named person has sole voting and investment power or shared voting and investment power with a spouse. Excludes shares that may be acquired through stock option exercises.

(3)	Shares that can be acquired through stock options exercisable through May 30, 2006.

(4)	The address of each of the directors and the Named Executive Officers listed is c/o The Spectranetics Corporation, 96 Talamine Court, Colorado Springs, CO 80907.

(5)	Includes 2,500 shares held in a custodial account for Mr. Geisenheimer’s son, of which Mr. Geisenheimer’s spouse has sole voting and dispositive power. Mr. Geisenheimer disclaims beneficial ownership of these shares.

BOARD OF DIRECTORS
      The following table lists the members of the Board of Directors of the Company, their ages as of March 31, 2006, their positions with the Company, the year first elected as a director, and the expiration of their current term.

			Director	Term
Name	Age	Positions with the Company	Since	Expires

David G. Blackburn(1)	67	Director	2003	2006
Cornelius C. Bond, Jr.	72	Director	1994	2007
R. John Fletcher(1)	60	Director	2002	2006
Emile J. Geisenheimer	58	Chairman of the Board of Directors	1990	2008
Martin T. Hart	70	Director	2002	2007
Joseph M. Ruggio, M.D.	51	Director	1997	2007
John G. Schulte	57	President and Chief Executive Officer, Director	1996	2008
Craig M. Walker, M.D.(1)	52	Director	2004	2006

(1)	Nominated for re-election to the Board for a three-year term.
      The Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. At each annual meeting only directors of the class whose term is expiring are voted upon, and upon election each such director serves a three-year term. The Board of Directors may determine from time to time the size of the Board of Directors, but in no event can it determine to have a Board consisting of less than four or more than eight directors. The size of the Board is currently set at eight. If the number of directors is changed, any increase or decrease is apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class holds office for a term that coincides with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director holds office until the annual meeting for the year in which his term expires until his successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
      The Company is not aware of any family relationships among any of the directors and executive officers of the Company.
CORPORATE GOVERNANCE
      The Board believes that good corporate governance is paramount to ensure that Spectranetics is managed for the long-term benefit of its stockholders. As part of our ongoing efforts to constantly improve corporate governance, the Board and management have undertaken a number of initiatives to improve the Company’s corporate governance policies and practices.
Code of Business Conduct and Ethics
      The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, directors and officers, including our Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and other senior financial officers. The Code of Ethics, as applied to our principal financial officers, constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and is our “code of conduct” within the meaning of the listing standards of the Nasdaq National Market. The Code of Ethics is posted on our website at www.spectranetics.com. You may request copies, which will be provided free of charge, by writing to Corporate Secretary, The Spectranetics Corporation, 96 Talamine Court, Colorado Springs, Colorado 80907. We intend to disclose future amend-

ments to certain provisions of our Code of Ethics, and any waivers of provisions of the Code of Ethics required to be disclosed under the rules of the SEC or listing standards of the Nasdaq National Market, at the same location on our website.
Director Independence
      Our Board makes an annual determination as to the independence of each Board member under the current standards for “independence” established by the Nasdaq National Market. In March 2006 the Board determined that all of its directors are independent under these standards, except for (i) Mr. Schulte, who serves as President and Chief Executive Officer; (ii) Mr. Geisenheimer, who has received compensation from the Company as a consultant in one or more of the past three years in excess of $60,000; (iii) and Dr. Walker who has received compensation from the Company for consulting services. See “DIRECTOR COMPENSATION.” Effective March 31, 2004, Mr. Geisenheimer’s consulting agreement was discontinued.
Stockholder Communications with the Board
      The Board has implemented a process by which stockholders may send written communications directly to the attention of the Board, any Board committee or any individual Board member. Communications will be directed to our Corporate Secretary, who will be primarily responsible for monitoring communications from stockholders and providing copies of such communications to the directors. Communications should include the name, mailing address and telephone number of the stockholder sending the communication, the number of shares of Company common stock owned by the stockholder and, if the stockholder is not the record owner of the stock, the name of the record owner. The Corporate Secretary will forward all communications which are not more suitably directed to management to the Board, committee or individual director(s), as appropriate. The Corporate Secretary will log all communications not forwarded to the Board, committee or individuals and will make such log available to the Board. Stockholders who wish to communicate with the Board can write to Corporate Secretary, The Spectranetics Corporation, 96 Talamine Court, Colorado Springs, Colorado 80907.
Board Committees and Meetings
      The Board held four meetings during 2005. No director attended fewer than 75% of the Board meetings or meetings of any committee on which he served. Members of the Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2005. We typically schedule a Board meeting in conjunction with our Annual Meeting of Stockholders and expect that all of our directors will attend the Annual Meeting, absent a valid reason. All individuals then serving as directors attended our 2005 Meeting other than Mr. Hart.
      The Board has established an Audit Committee, a Compensation Committee and a Nominating Committee.
      Audit Committee. The Audit Committee currently consists of three directors, Mr. Hart, who serves as Chairman, and Messrs. Blackburn and Ruggio, all of whom are “independent” under the current Nasdaq National Market listing standards and SEC rules regarding audit committee membership. Mr. Fletcher served on the Audit Committee during the 2005 fiscal year. In March 2006, Mr. Fletcher resigned form the Audit Committee and Dr. Ruggio was appointed by the Board of Directors to fill the vacancy.
      Pursuant to Section 407 of the Sarbanes Oxley Act, the SEC has adopted rules requiring the Company to disclose whether the Company’s Audit Committee has at least one “audit committee financial expert,” as that term is defined in the SEC’s rules and regulations. The Board has determined that Mr. Hart qualifies as an audit committee financial expert.
      The Audit Committee assists the Board in fulfilling its oversight responsibility by overseeing (i) our accounting and financial reporting process and the audit of our financial statements; (ii) the functioning of our systems of internal accounting and financial controls; (iii) the engagement, compensation, performance, qualifications and independence of our independent auditors; and (iv) the portions of the Code of Ethics that relate to the integrity of accounting and financial reporting. The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing practices. Such procedures may be found on our website at www.spectranetics.com.
      The Audit Committee meets privately with the independent auditors, and the independent auditors have unrestricted access and report directly to the Audit Committee.
      The Audit Committee held six meetings during 2005. The Board has adopted an Audit Committee charter, which is available on our website at www.spectranetics.com. The report of the Audit Committee for 2005 is found on page 14 of this Proxy Statement.
      Compensation Committee. The Compensation Committee currently consists of three directors, Mr. Fletcher, who serves as Chairman, and Messrs. Bond and Ruggio, all of whom are “independent” under the current Nasdaq National Market listing standards. The Compensation Committee determines Spectranetics’ compensation policies and the compensation to be provided to executive officers, including, among other things, annual salaries and bonuses, stock options, other stock-based awards and other incentive compensation arrangements, and assists the Board in determining the compensation payable to members of the Board.
      The Compensation Committee held two meetings during 2005. The report of the Compensation Committee for 2005 is found on page 15 of this Proxy Statement.
      Nominating Committee. The Nominating currently consists of three directors, Mr. Fletcher, who serves as Chairman, and Messrs. Blackburn and Hart, all of whom are “independent” under the current Nasdaq National Market listing standards. The Nominating Committee assists the Board in the selection of nominees for election to the Board. The committee determines the required selection criteria and qualifications of director nominees based upon the needs of Spectranetics at the time nominees are considered and recommends candidates to be nominated for election to the Board.
      The Nominating Committee was formed in April 2004 and held one meeting during 2005. The Board has adopted a Nominating Committee charter, which is available on our website at www.spectranetics.com.
      Criteria for Director Nominees. The Board believes that it should be comprised of directors with varied, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the ability to quickly grasp complex principles of business, finance and issues relating to the medical device industry. Directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our stockholders.
      When considering a candidate for director, the Nominating Committee takes into account a number of factors, including the following:

•	independence from management;

•	depth of understanding of the medical device industry, manufacturing, sales and marketing, finance and/or other elements directly relevant to Spectranetics business;

•	education and professional background;

•	judgment, skill, integrity and reputation;

•	existing commitments to other businesses as a director, executive or owner;

•	personal conflicts of interest, if any; and

•	the size and composition of the existing Board.
      When seeking candidates for director, the Nominating Committee may solicit suggestions from incumbent directors, management, stockholders and others. Additionally, the committee has in the past used and may in the future use the services of third party search firms to assist in the identification of appropriate candidates. After conducting an initial evaluation of a prospective candidate, the committee will interview that candidate if it believes the candidate might be suitable to be a director. The committee may also ask the candidate to meet with management. If the committee believes a candidate would be a valuable addition to the Board, it may recommend to the full Board that candidate’s appointment or election.
      Stockholder Recommendations for Nominations to the Board of Directors. The Nominating Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares of Spectranetics. Candidates recommended by stockholders will be evaluated in the same manner as any other candidate. Stockholders wishing to recommend a candidate for nomination as a director are to send the recommendation in writing to the Chairman of the Nominating Committee, The Spectranetics Corporation, 96 Talamine Court, Colorado Springs, Colorado 80907. A stockholder recommendation must contain the following information:

•	documentation supporting that the writer is a stockholder of Spectranetics and a statement that the writer is recommending a candidate for nomination as a director;

•	a resume of the candidate’s business experience and educational background that also includes the candidate’s name, business and residence addresses, and principal occupation or employment and an explanation of how the candidate’s background and qualifications are directly relevant to Spectranetics business;

•	the number of shares of Spectranetics common stock beneficially owned by the candidate;

•	a statement detailing any relationship, arrangement or understanding, formal or informal, between or among the candidate, any affiliate of the candidate, and any customer, supplier or competitor of Spectranetics, or any other relationship, arrangement or understanding that might affect the independence of the candidate as a member of the Board;

•	detailed information describing any relationship, arrangement or understanding, formal or informal, between or among the proposing stockholder, the candidate, and any affiliate of the proposing stockholder or the candidate;

•	any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director; and

•	a signed consent of the candidate to serve as a director, if nominated and elected.
      In connection with its evaluation, the Nominating Committee may request additional information from the candidate or the proposing stockholder and may request an interview with the candidate. The Nominating Committee has discretion to decide which individuals to recommend for nomination as directors.
      Any stockholder that desires to recommend a candidate for nomination to the Board who would be considered for election at Spectranetics 2007 Annual Meeting of Stockholders must do so no later than January 10, 2007, the date that proposals meeting the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are due. See “Stockholder Proposals for the 2007 Annual Meeting of Stockholders.”
DIRECTOR COMPENSATION
      Non-employee directors are eligible to participate in the Company’s 1997 Equity Participation Plan (the “1997 Equity Plan”), which was approved by stockholders on June 9, 1997. An amendment to the 1997 Equity Plan was approved by the stockholders at the Annual Meeting of Stockholders held on August 5, 2002. The amendment revised the stock option program for non-employee directors and provides that (i) each person who becomes a non-employee director on or after August 5, 2002 will be granted on the date of his or her election or appointment an option to purchase 45,000 shares of Common Stock; and (ii) each non-employee director will be granted on each third anniversary of his or her prior option grants under the Plan or his or her option grant described above, as applicable (so long as he or she remains a non-employee director at the close of business on such date), an option to purchase 45,000 shares of Common Stock. The exercise price of the options shall equal 100% of fair market value of a share of Common Stock on the grant date. The option grants described above will vest equally over a three-year period. The stock option program for non-employee directors included in the Spectranetics Corporation 2006 Incentive Award Plan is substantially similar to the program described above, and if the 2006 Incentive Award Plan is approved by the stockholders at the Annual Meeting, non-employee directors will continue to be eligible to participate in such program.
      Non-employee directors receive $2,500 for each Board meeting attended in person and $1,000 for meetings attended by telephone. No fees are paid for attendance at Board committee meetings. Board members are reimbursed for expenses associated with their attendance at Board meetings and committee meetings. Board members also receive $2,500 per diem when serving as a consultant to the Company. No per diem consulting payments were made during 2005.
      Dr. Walker received compensation of $89,500 during 2005 for his training of physicians in the use and application of Spectranetics excimer laser technology pursuant to a consulting agreement dated February 14, 2005.
BUSINESS EXPERIENCE OF DIRECTORS
      John G. Schulte has served on the Board of Directors since August 1996. Mr. Schulte was appointed our President and Chief Executive Officer in January 2003. Mr. Schulte was formerly President and Chief Executive Officer of Consensus Pharmaceuticals, Inc., a privately held biotechnology Company from October 2001 to January 2003. Mr. Schulte had been President and Chief Executive Officer of Somnus Medical Technologies, Inc., a medical device company specializing in the design, development, manufacturing and marketing of minimally invasive medical devices for the treatment of upper airway disorders, from November 1998 until its acquisition by Gyrus Group, PLC, a European medical device company, in October 2001. Previously, Mr. Schulte was President of the Surgical Products Division of Genzyme Corporation, a medical device company specializing in anti-adhesion products for general surgery and cardiovascular medical devices and instruments, from July 1997 to October 1998. From November 1996 to June 1997, he served as Senior Vice President and General Manager of the International and Peripheral Division of Target Therapeutics, Inc., a medical device Company specializing in the treatment of vascular diseases of the brain, which was acquired by Boston Scientific Corporation in April 1997.
      David G. Blackburn has served on the Board of Directors since December 2003. Mr. Blackburn has been a consultant since January 2001 with TRG Cardiovascular, a firm specializing in the development of joint venture opportunities including heart hospitals and diagnostic centers. From 1995 to 2001, Mr. Blackburn was president of Arkansas Heart Hospital, an investor-owned hospital specializing in the diagnosis and treatment of heart disease. Prior to that, he served as a senior executive of several hospitals.
      Cornelius C. Bond, Jr. has served on the Board of Directors since June 1994. He served as a member of the Board of Directors for Advanced Interventional Systems, Inc. (LAIS) from 1986 until June 1994, when LAIS merged with us. He is a retired general partner of New Enterprise Associates, a large national venture capital firm, having become a general partner in 1982. He also serves as a board member for several privately held companies.
      R. John Fletcher has served on the Board of Directors since March 2002. Mr. Fletcher is currently Chief Executive Officer of Fletcher Spaght, Inc. (FSI), a strategy consulting organization, which he founded in 1983, and Managing Director of Fletcher Spaght Ventures, a venture fund. Prior to FSI, Mr. Fletcher was a manager at the Boston Consulting Group. He has an MA in Finance from the Wharton School, University of Pennsylvania and an MBA from Southern Illinois University. Mr. Fletcher is a director of AutoImmune, Inc., a public biotechnology Company developing orally-administered pharmaceutical products, Axrelis Technologies, a semiconductor equipment Company, and Panacos Pharmaceuticals Inc., a biotechnology Company focused on therapeutic solutions for infectious disease.
      Emile J. Geisenheimer has served as a Director of the Company since April 1990 and was appointed Chairman of the Board in June 1996. He was appointed Acting President and Chief Executive Officer of the Company in May 2002 and served in this role through January 2003. He has served as President of Madison

Investment Partners, Inc., a private equity investment firm, since January 1995. Prior to forming Madison Investment Partners, he was general partner of Nazem and Company, a venture capital management firm, from November 1989 to January 1995.
      Martin T. Hart has served on the Board of Directors since December 2002. He has been a private investor for the past 33 years, during which time he served as an executive officer or board member of many of the companies in which he invested. Prior to that he was a managing partner of Main LaFrentz & Company, an international accounting firm that was eventually merged with KPMG LLP. Mr. Hart has served on the board of many public companies. He currently serves on the board and is a member of the audit committee for several public companies, including MassMutual Corporate Investors, an investment Company, MassMutual Participation Investors, an investment Company, ValueClick, Inc., an internet media Company, and Texas Roadhouse, Inc, a restaurant Company.
      Joseph M. Ruggio, M.D. has served as a director of the Company since February 1997. Dr. Ruggio is a practicing interventional cardiologist. Since June 1994, Dr. Ruggio has served as President and Chief Executive Officer of Pacific Cardiovascular Associates Medical Group, Inc., a large cardiovascular professional corporation. He also serves as Chairman and President of Via Vitae, a cardiovascular disease management Company, which was founded in February 1996. Prior to that, Dr. Ruggio served as founder and Chairman of UltiMed, Inc., a cardiovascular medical services organization, which was founded in July 1995. From August 1985 to December 1995, Dr. Ruggio served as Chairman of the Department of Cardiology and Director of Invasive Interventional Cardiology for FHP, Inc. Dr. Ruggio serves on several committees of the American College of Cardiology as well as several medical advisory boards.
      Craig M. Walker, M.D. has served as a director of the Company since December 2004. He is a practicing interventional cardiologist. Dr. Walker is the Founder, President, and Medical Director of the Cardiovascular Institute of the South, a position he has held since August 1983; Medical Director of the CIS Cardiovascular Fellowship Training Program; Associate Clinical Professor of Medicine Tulane University School of Medicine; and Medical Director of the Cardiac Catheterization Laboratory at Terrebonne General Medical Center.
EXECUTIVE OFFICERS
      The current executive officers of the Company, their positions with the Company and their ages as of March 31, 2005 are as follows:

Name	Age	Office

John G. Schulte	57	President and Chief Executive Officer
Guy A. Childs	40	Vice President, Chief Financial Officer
Adrian E. Elfe	61	Vice President, Quality Assurance and Regulatory Affairs
Kelly W. Elliott	44	Vice President, Clinical Affairs
Lawrence E. Martel, Jr.	55	Vice President, Operations
Jonathon W. McGuire	43	Chief Operating Officer
Stephen D. Okland, Jr.	42	Vice President, Sales
      Each executive officer of the Company serves at the discretion of the Board of Directors. The Company is not aware of any family relationships among any of the directors and executive officers of the Company. Biographical information regarding Mr. Schulte is set forth under the heading “BUSINESS EXPERIENCE OF DIRECTORS.”
      Guy A. Childs has served as our Vice President, Chief Financial Officer since January 2003. In May 2002, Mr. Childs was appointed Acting Chief Financial Officer, a position he also held from May 1999 to December 1999. Since joining us in September 1991, Mr. Childs has held various accounting and financial management positions, the most recent being Director of Finance, which he held from January 2000 to May 2002. Prior to joining us, Mr. Childs worked for the public accounting firm of Deloitte & Touche, LLP serving as a senior accountant on various audit engagements in the financial services, healthcare and manufacturing industries.
      Adrian E. Elfe has served as our Vice President, Quality Assurance and Regulatory Affairs since November 1996. He served as Director of Quality Assurance and Regulatory Compliance since first employed by us in April 1990. Prior to joining us, Mr. Elfe directed quality system planning and implementation for nine different companies.
      Kelly W. Elliott has served as our Vice President, Clinical Affairs since June 2005. From January 2004 to May 2005, she served as Senior Director, Clinical Applications Research and Training Development at Stereotaxis, Inc., where she was responsible for developing interventional clinical trial strategy, analyzing and evaluating interventional technology to determine key clinical indications, and designing, launching and overseeing studies to prove clinical value. From September 2002 to December 2003, Ms. Elliott managed all aspects of clinical field operations at IntraLuminal Therapeutics, Inc. in order to facilitate the peripheral and coronary clinical trials through to the FDA. She also has served as the Director of Clinical Research from July 2001 to September 2002 at Novoste Corporation where she was responsible for designing and managing multiple studies and building and managing the medical affairs department.
      Lawrence E. Martel, Jr. has served as our Vice President, Operations since August 1994 and served as Director of Operations since first employed by us in January 1993. Prior to that time, he served nine years as Vice President of Operations with Mountain Medical Equipment, Inc., a manufacturer of respiratory medical devices for use in the home healthcare and institutional health markets.
      Jonathan W. McGuire has served as our Chief Operating Officer since October 2005. Prior to joining us, Mr. McGuire held key positions over the past seven years at Guidant Corporation, most recently as General Manager of the Latin America division from March 2003 to August 2005. Prior to that, he held several marketing positions within Guidant’s Vascular Intervention Group, including General Manager — Puerto Rico and U.S.V.I. from March 2003 to March 2004, Director of U.S. Marketing from March 2002 to March 2003, Director of Global Marketing from May 2001 to March 2002 and Manager of Global Stent Marketing from April 1999 to May 2001.
      Stephen D. Okland, Jr. has served as Vice President, Sales since February 2006. From May 2003 to January 2006, he served as Vice President of Sales and then Chief Operating Officer at Vasca, Inc., a private medical device Company. From April 1991 to May 2003, Mr. Okland held various positions of increasing responsibility at Boston Scientific Corporation, most recently as Director of Sales and Marketing from January 2001 to May 2003.

EXECUTIVE COMPENSATION
      The following table sets forth the annual and long-term compensation paid by the Company for the fiscal years ended December 31, 2005, 2004, and 2003 to those persons who were either (i) the Chief Executive Officer of the Company during the last completed fiscal year; (ii) one of the other four most highly compensated executive officers who were serving as executive officers on December 31, 2005, whose total annual salary and bonus exceeded $100,000 or (iii) any other individual that would have been one of the four most highly compensated had they been employed as an executive officer at December 31, 2005 (collectively, the “Named Executive Officers”):
Summary Compensation Table

		Annual Compensation					Long-Term
							Compensation
					Other		Awards		All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)		Compensation ($)		Options (#)		Compensation ($)

John G. Schulte(1)	2005	$331,154	251,250		—		—		15,768	(2)
President and Chief	2004	312,403	215,673		9,826	(3)	—		3,340	(4)
Officer	2003	282,692	121,875		45,610	(5)	600,000	(6)	3,000	(4)
Lawrence E. Martel, Jr.	2005	$155,846	70,650		—		—		1,558	(4)
Vice President,	2004	149,961	63,240		—		—		2,912	(4)
Operations	2003	150,780	35,344		—		—		2,900	(4)
Guy A. Childs	2005	$149,248	67,950		—		—		7,357	(7)
Vice President, Chief	2004	143,961	60,727		—		—		8,568	(8)
Financial Officer	2003	142,519	33,881		—		100,000	(9)	2,743	(4)
Adrian E. Elfe	2005	$120,932	54,450		—		—		1,204	(4)
Vice President, Quality	2004	117,481	49,419		—		—		2,346	(4)
Assurance and Regulatory	2003	120,912	28,031		—		—		8,025	(10)
Affairs
Kelly W. Elliott(11)	2005	$82,500	52,125	(12)	3,600	(3)	50,000	(13)	—
Vice President, Clinical Affairs

(1)	Mr. Schulte was appointed as President and Chief Executive Officer in January 2003.

(2)	Amount includes vacation paid but not taken of $12,885, pursuant to Company policy that allows employees a payout of vacation earned but not taken, but only to the extent of actual vacation taken in the last 12 months, provided the payout does not exceed 80 hours, and a Company matching contribution to the Company-sponsored 401(K) plan of $2,883.

(3)	Represents relocation costs.

(4)	Amount represents Company matching contribution to a Company-sponsored 401(k) plan, pursuant to an arrangement available to all employees, whereby up to 50% of individual contributions to the 401(k) plan, and up to a maximum of 4% of the individual’s compensation, are matched by the Company.

(5)	Includes a $30,000 bonus paid on hire date and $15,610 of relocation costs.

(6)	Includes an option to purchase 200,000 shares of common stock with standard four-year vesting; a performance-based option to purchase 150,000 shares of common stock if an $8 market value trigger is achieved; and a performance-based option to purchase 250,000 shares of common stock if a $10 market value trigger is achieved. For the performance-based options, if the market value trigger is achieved during the standard vesting period of four years, they vest over the standard four-year vesting period. If the market value trigger is achieved after the standard four-year vesting period, they vest in full upon the achievement of the market value trigger. If the market value trigger is not achieved, the options become fully vested nine years and six months following the option grant date.

(7)	Amount includes vacation paid but not taken of $5,808, pursuant to Company policy that allows employees to a payout related to vacation earned but not taken, but only to the extent of actual vacation taken in the last 12 months, provided the payout does not exceed 80 hours, and a Company matching contribution to the Company-sponsored 401(k) plan of $1,595.

(8)	Amount includes vacation paid but not taken of $5,577, pursuant to Company policy that allows employees to a payout related to vacation earned but not taken, but only to the extent of actual vacation taken in the last 12 months, provided the payout does not exceed 80 hours, and a Company matching contribution to the Company-sponsored 401(k) plan of $2,991.

(9)	Includes an option to purchase 33,334 shares of common stock with standard four-year vesting; a performance-based option to purchase 33,333 shares of common stock if an $8 market value trigger is achieved; and a performance-based option to purchase 33,333 shares of common stock if a $10 market value trigger is achieved. For the performance-based options, if the market value trigger is achieved during the standard vesting period of four years, they vest over the standard four-year vesting period. If the market value trigger is achieved after the standard four-year vesting period, they vest in full upon the achievement of the market value trigger. If the market value trigger is not achieved, the options become fully vested nine years and six months following the option grant date.

(10)	Amount includes vacation paid but not taken of $6,192, pursuant to Company policy that allows employees to a payout related to vacation earned but not taken, but only to the extent of actual vacation taken in the last 12 months, provided the payout does not exceed 80 hours, and a Company matching contribution to the Company-sponsored 401(k) plan of $1,833.

(11)	Ms. Elliott joined the Company in June 2005.

(12)	Includes a $15,000 signing bonus.

(13)	Ms. Elliott received an option to purchase 50,000 shares of common stock when she joined the Company.
2005 OPTION GRANTS

Potential Realizable
Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options/SARs			Price Appreciation for
	Underlying	Granted to	Exercise		Option Term(1)
	Options/SARs	Employees in	Price per	Expiration
Name	Granted	Fiscal Year	Share	Date	5%	10%

John G. Schulte	—	—	—	—	—	—
Lawrence E. Martel, Jr.	—	—	—	—	—	—
Guy A. Childs	—	—	—	—	—	—
Adrian E. Elfe	—	—	—	—	—	—
Kelly W. Elliott(2)	50,000	8.32%	$5.99	6/27/2015	$188,354	$477,326

(1)	Gains are reported net of the option exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the future Common Stock price. Actual gains, if any, on option exercises are dependent upon the future financial performance of the Company, overall market conditions and the option holders’ continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the date of this Proxy Statement other than the column reflecting assumed rates of appreciation of 5% and 10%.

(2)	Ms. Elliott joined the Company in June 2005 and received an option to purchase 50,000 shares at an exercise price equal to fair market value on the date of grant in connection with her hiring. The option vests 25% on June 27, 2006 and 6.25% each quarter thereafter.

STOCK OPTION EXERCISES AND FISCAL YEAR-END STOCK OPTION VALUE
      Set forth in the table below is information concerning stock option exercises during 2005 and the value of stock options held on December 31, 2005 by the Named Executive Officers.
Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

			Number of		Value of Unexercised,
			Unexercised Options		In-the-Money Options at
			Held at Fiscal Year End (#)		Fiscal Year End ($)(2)
	Shares Acquired	Value
Name	on Exercise (#)	Realized(1)($)	Exercisable	Unexercisable	Exercisable	Unexercisable

John G. Schulte	—	—	607,500	187,500	$5,037,656	$1,616,250
Lawrence E. Martel, Jr.	—	—	247,013	—	1,933,920	—
Guy A. Childs	—	—	195,734	40,001	1,683,773	349,709
Adrian E. Elfe	—	—	74,331	938	555,853	7,654
Kelly W. Elliott	—	—	—	50,000	—	263,000

(1)	Value realized is (i) the fair market value of the stock at the date of exercise less the exercise price of the options exercised multiplied by (ii) the number of shares represented by such options.

(2)	Potential unrealized value is (i) the fair market value as of December 31, 2005 ($11.25 per share) less the exercise price of “in-the-money” unexercised options multiplied by (ii) the number of shares represented by such options.
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE OF CONTROL ARRANGEMENTS
      Pursuant to Mr. Schulte’s terms of employment, he will receive one year’s base salary continuation, one year’s bonus and medical benefits in the event of a change in control approved by the Board of Directors.
CHANGE IN PRINCIPAL ACCOUNTANT
      On September 20, 2005, KPMG LLP (“KPMG”) was dismissed as the Company’s principal accountant and the Company engaged Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as principal accountant for its fiscal year ended December 31, 2005. The decision to change accountants was recommended and authorized by the Audit Committee of the Company’s Board of Directors.
      In connection with the audits of the two fiscal years ended December 31, 2004, and the procedures performed in the subsequent interim period through September 20, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
      The audit reports of KPMG on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:
      KPMG’s report on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2004 and 2003, contained a separate paragraph stating “as discussed in note 1(j) to the consolidated financial statements, on July 1, 2003 the Company adopted Emerging Issues Task Force Abstract No. 00-21, Revenue Arrangements with Multiple Deliverables.”

      The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
      EKS&H was not, during the two fiscal years ended December 31, 2004 and the interim period prior to its appointment, consulted by the Company with regard to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
AUDIT COMMITTEE REPORT(1)
      The Audit Committee of the Company’s Board of Directors is comprised of non-employee directors as required by the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.
      Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles. The role of the Audit Committee is to monitor and oversee these processes on behalf of the Board of Directors.
      In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2005, with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has determined that the non-audit services, if any, provided in 2005 by KPMG LLP and Ehrhardt Keefe Steiner & Hottman PC are compatible with maintaining the auditor’s independence.
      The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s auditors meet the applicable standards for auditor independence.
      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Martin T. Hart, Chair
David G. Blackburn
R. John Fletcher(2)

      1 The material in this report is not “soliciting material,” is not deemed “filed” under the Securities Act of 1933 or the Securities Exchange Act of 1934 and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
      2 Mr. Fletcher resigned from the Audit Committee effective March 17, 2006 and Dr. Ruggio was appointed to fill the vacancy.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND
PERMISSIBLE NON-AUDIT SERVICES
      Under its charter, the Audit Committee must pre-approve all engagements of Spectranetics’ independent auditors before the independent auditor is engaged to perform any audit or permissible non-audit services, unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. The charter authorizes the Audit Committee to establish pre-approval policies and procedures regarding Spectranetics engagement of its independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to Spectranetics management. Currently, the Audit Committee pre-approves each particular service engagement on a case-by-case basis. The Audit Committee has delegated to its Chairman the authority to evaluate and approve service engagements on behalf of the full committee in the event a need arises for specific pre-approval between committee meetings. If the Chairman approves any such engagements, he will report that approval to the full Audit Committee not later than the next committee meeting.
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT(1)
      The fees billed by KPMG LLP during 2004 and KPMG LLP and EKS&H during 2005 are as follows:

	2005	2004

Audit Fees(2)	$180,674	$118,300
Audit-Related Fees(3)	$202,220	$335,700
Tax Fees(4)	$36,900	$38,270
All Other Fees	—	—

(1)	The Audit Committee has determined that the non-audit services, if any, provided by KPMG LLP and EKS&H are compatible with maintaining the auditor’s independence.

(2)	In 2005, includes $134,365 and $46,309 of fees billed by KPMG LLP and EKS&H, respectively.

(3)	Includes $182,491 and $19,729 of fees billed in 2005 for professional services rendered by KPMG LLP and EKS&H, respectively, and $335,700 of fees billed in 2004 for professional services rendered by KPMG LLP, related to testing the effectiveness of the Company’s internal control over financial reporting as required by the Sarbanes-Oxley Act.

(4)	In 2005, consists of fees billed by KPMG LLP for tax advice related to a tax audit in the Netherlands and the preparation of tax returns in the Netherlands. In 2004, consists of fees billed by KPMG LLP for the preparation of state and federal income tax returns.
COMPENSATION COMMITTEE REPORT(2)
      Decisions with regard to the compensation of the Company’s executive officers, including the Named Executive Officers, are generally made by a three-member Compensation Committee of the Board. Each member of the Committee is a non-employee Director. Decisions about awards under certain of the Company’s stock-based compensation plans are made by the Committee and typically reported to the Board. All other decisions by the Committee relating to compensation of the Company’s executive officers are reviewed by the Board. Generally, the Committee meets in March following the end of a particular fiscal year to consider bonus compensation and to consider prospective salary adjustments. In addition, the Committee meets on an as-needed basis throughout the year.

      2 The material in this report is not “soliciting material,” is not deemed “filed” under the Securities Act of 1933 or the Securities Exchange Act of 1934 and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Executive Officer Compensation Policies
      The Committee’s executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company’s performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Committee relies in large part on independent compensation studies for the determination of competitive compensation.
      In order to implement these objectives, the Company has developed a straightforward compensation approach. In general, the Company compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses, and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental, stock purchase and 401(k), that are available generally to the Company’s employees.

Base Salary
      Base salary levels for the Company’s executive officers are set generally at or slightly below the market level in relation to the salary levels of executive officers in other companies within the medical device industry or other companies of comparable size, taking into consideration the position’s complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance. In establishing the salary levels against the range of comparable companies, the Compensation Committee considers salaries and bonuses in determining the competitiveness of the total compensation package.

Annual Incentive Compensation
      The Compensation Committee reviews and approves all bonus payments made to the Company’s executive officers. Payment of bonuses is determined by both corporate and individual performance criteria. In 2005, the bonus targets for executive officers were based on meeting performance objectives for revenue, pre-tax net income and certain qualitative goals, including new product launches and certain milestones relating to clinical research. For each performance objective, minimum, target and maximum objectives are established as a percentage in relation to base salary. For the chief executive officer and the chief operating officer, payouts were established at 25%, 50% and 75% of base salary for the achievement of minimum, target and maximum performance objectives, respectively. For all other executive officers, payouts were established at 15%, 30% and 45% of base salary for the achievement of minimum, target and maximum performance objectives, respectively. Based on actual financial results and the achievement of qualitative goals in relation to the established performance objectives, a bonus equal to 75% of base salary was awarded to John G. Schulte. Jonathon W. McGuire, who joined the Company in October 2005 as our chief operating officer, received a bonus equal to 75% of the pro-rata salary he was paid in 2005. All other executive officers received a bonus equal to 45% of base salary, except for Kelly Elliott, who joined the Company in June 2005 and who received a bonus equal to 45% of the pro-rata salary she was paid in 2005.

Long-term Incentive Compensation
      The Company provides long-term incentive compensation through stock option grants. The exercise price of each option grant is equal to the fair market value of the Company’s common stock on the date of grant. The number of shares covered by any grant is generally determined by the position, the executive officer’s salary at the time of grant, amounts granted in previous years, and the then current stock price. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance. In some cases, vesting may be tied to the Company’s performance over a period of time. No stock option grants were made to executive officers during the year ended December 31, 2005, other than the grant of 50,000 options to Kelly Elliott when she joined the Company in June 2005 and the grant of 225,000 options to Will McGuire when he joined the Company in October 2005. The exercise price of both grants was fair market value on the grant date, and both grants vest 25% on the first anniversary of the grant date and 6.25% each calendar quarter thereafter.

Compensation Paid to the Chief Executive Officer
      The Board establishes the Chief Executive Officer’s compensation package based upon the general factors discussed above and upon an evaluation of compensation paid to chief executive officers of comparable public companies and other companies in the Company’s industry. The compensation package includes base salary, participation in the annual bonus incentive program, and stock option grants subject to approval by the Compensation Committee.
      Mr. Schulte’s annual salary for 2006 has been set at $360,000 and he is eligible for incentive compensation ranging from 25% to 75% of his annual salary based on achievement of targeted performance objectives approved by the Compensation Committee. As described above, in 2005, Mr. Schulte was awarded a $251,250 bonus, equal to 75% of his 2005 salary, based on the Company’s achievement of certain performance objectives. Mr. Schulte was not granted any stock options in 2005.

Certain Tax Considerations
      Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) denies a deduction to any publicly held corporation for compensation paid to any “covered employee” (defined as the Chief Executive Officer and the corporation’s other four most highly compensated officers as of the end of a taxable year) to the extent that the compensation exceeds $1 million in any taxable year of the corporation. Compensation that constitutes “performance-based compensation” is excludable in applying the $1 million limit. The Compensation Committee’s policy with respect to Section 162(m) of the Code is to make every reasonable effort to ensure that compensation is deductible to the extent permitted, while simultaneously providing the Company’s executives with appropriate rewards for their performance. In the appropriate circumstances, however, the Compensation Committee is prepared to exceed the limit on deductibility under Section 162(m) to the extent necessary to ensure our executive officers are compensated in a manner consistent with our best interests and those of our stockholders. In 2005, no “covered employees” were paid compensation exceeding $1 million and, as a result, all compensation to “covered employees” is fully tax-deductible.

R. John Fletcher, Chair
Cornelius C. Bond, Jr.
Joseph M. Ruggio, M.D.

STOCK PRICE PERFORMANCE GRAPH
      The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Company Common Stock for the period from December 31, 2000, to December 31, 2005, with the cumulative total return on the NASDAQ Composite Index, and a sub-index of the NASDAQ Composite Index entitled “NASDAQ Medical Devices, Instruments and Supplies, Manufacturers and Distributors Stocks” (NASDAQ Medical) (assuming the investment of $100 in the Company Common Stock, the NASDAQ Composite Index and the NASDAQ Medical on December 31, 2000, and reinvestment of all dividends). The stock price performance shown on the graph below is not indicative of future price performance.

	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005

SPNC	100.00	273.28	187.02	286.26	429.01	858.78

NASDAQ Medical	100.00	109.90	88.90	131.52	154.09	169.17

NASDAQ Composite	100.00	79.32	54.84	81.99	89.23	91.12

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      In 2005, Messrs. Bond, Fletcher and Ruggio were members of the Compensation Committee for the entire year. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no member of our Board of Directors or of our Compensation Committee, and none of our executive officers, served as a member of the Board of Directors or compensation committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of copies of such forms received by it with respect to fiscal 2005, or written representations from certain reporting persons, the Company believes that all of its directors and executive officers and persons who own more than 10% of the Common Stock have complied with the reporting requirements of Section 16(a) other than (i) a late Form 3 for Dr. Craig Walker in connection with his appointment to the Board of Directors, (ii) late Form 4s for Dr. Craig Walker in connection with the grant of stock options at the time of his appointment to the Board and the separate exercise of certain stock options, (iii) a late Form 3 for Will McGuire in connection with his appointment as chief operating officer and (iv) a late Form 4 for David Blackburn in connection with an open-market stock purchase and the separate exercise of certain stock options.
ELECTION OF DIRECTORS
(Proposal No. 1)
      The current number of members of the Board of Directors is eight. The terms of Mr. David G. Blackburn, Mr. R. John Fletcher and Dr. Craig M. Walker expire at this meeting. Based on the recommendation of the Nominating Committee, the Board of Directors has nominated Mr. David G. Blackburn, Mr. R. John Fletcher and Dr. Craig M. Walker for re-election to the Board of Directors for a three-year term which will expire at the Company’s Annual Meeting in 2009, or when their successor is duly elected and qualified.
      The nominees have expressed their willingness to serve, but if because of circumstances not contemplated a nominee is not available for election, the proxy holders appointed by proxy intend to vote for such other person or persons as the Board of Directors may nominate. Information with respect to each of the nominees is set forth in the section entitled “BUSINESS EXPERIENCE OF DIRECTORS.”

Vote and Recommendation
      Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above.
      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE PERSONS NOMINATED AS DIRECTOR.
APPROVAL OF THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN
(Proposal No. 2)
2006 Incentive Award Plan
      The Board has adopted, subject to stockholder approval, the Spectranetics Corporation 2006 Incentive Award Plan (the “2006 Incentive Award Plan”) for our employees, consultants and directors. The 2006 Incentive Award Plan will become effective only upon approval by our stockholders.
      If the 2006 Incentive Award Plan is approved by our stockholders, we intend to terminate the Company’s 1997 Equity Plan effective upon such approval. As described below, the shares that would otherwise have been available for the grant of awards under the 1997 Equity Plan will effectively be rolled over into the 2006 Incentive Award Plan, and no additional awards will thereafter be made under the 1997 Equity Plan. The number of shares available for grant under the 1997 Equity Plan has not been increased since our stockholders approved an increase in June 2000.
      Any awards outstanding upon the termination of the 1997 Equity Plan will remain outstanding and in full force and effect in accordance with the terms of such plan and the applicable award agreement. If the 2006 Incentive Award Plan is not approved by our stockholders, it will not become effective and the 1997 Equity Plan will continue in full force and effect in accordance with its terms. If the 2006 Incentive Award Plan is approved by our stockholders, we intend to file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the shares of our common stock and other securities issuable under the 2006 Incentive Award Plan.
      The Board believes that the 2006 Incentive Award Plan will promote the success and enhance the value of the Company by continuing to link the personal interest of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance.
      A summary of the principal provisions of the 2006 Incentive Award Plan is set forth below. This summary is qualified in its entirety by reference to the 2006 Incentive Award Plan itself, which is included as Exhibit A to this Proxy Statement.
Shares Available for Awards
      Subject to certain adjustments set forth in the plan, the maximum number of shares of our common stock that may be issued or awarded under the 2006 Incentive Award Plan is equal to the sum of (a) 350,000 shares, (b) any shares that remain available for grant under the 1997 Equity Plan as of the effective date of the 2006 Incentive Award Plan, and (c) any shares subject to awards under the 1997 Plan which terminate, expire, lapse or are settled in cash on or after the effective date of the 2006 Incentive Award Plan. However, in order to reduce the stockholder transfer value cost of the 2006 Incentive Award Plan, the plan provides that this share reserve will be reduced by 1.50 shares for each share delivered in settlement of a full value award (generally, any award other than a stock option or stock appreciation right). In order to satisfy the applicable regulations under the Internal Revenue Code relating to incentive stock options, the 2006 Incentive Award Plan provides that the maximum number of shares of our common stock that may be delivered thereunder upon the exercise of incentive stock options is 350,000 shares.
      To the extent that an award terminates, expires, lapses for any reason, or is settled in cash, any shares of stock subject to the award will again be available for the grant of an award pursuant to the 2006 Incentive Award Plan. Any shares of stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award will not be available for subsequent grant under the 2006 Incentive Award Plan. For purposes of calculating the number of shares available for issuance under the 2006 Incentive Award Plan, to the extent that a stock appreciation right is settled in stock, the full number of shares subject to such stock appreciation right will be counted, regardless of the actual number of shares issued upon settlement.
      No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the plan. Information regarding the total number of shares available under our existing equity compensation plans and subject to outstanding options at the end of the last fiscal year is presented below under the caption “Equity Compensation Plan Information.”
Awards
      The 2006 Incentive Award Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards, and performance-based awards to eligible individuals. Except as otherwise provided by the plan administrator, no award granted under the 2006 Incentive Award Plan may be assigned, transferred or otherwise disposed of by the grantee, except to the Company, or by will or the laws of descent and distribution. The plan administrator may, however, permit an award to be transferred without consideration to certain persons or entities related to the participant or who are otherwise approved, provided that no transfer of an incentive stock option will be permitted to the extent that the transfer would cause the option to fail to qualify as an “incentive stock option” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
      The maximum number of shares of our common stock which may be subject to awards granted to any one participant during any calendar year is 250,000 and the maximum amount that may be paid to a participant in cash during any calendar year with respect to cash-based awards is $5,000,000.

Stock Options
      Stock options, including incentive stock options, as defined under Section 422 of the Internal Revenue Code, and nonqualified stock options, may be granted pursuant to the 2006 Incentive Award Plan. The option exercise price of all stock options granted pursuant to the plan will not be less than 100% of the fair market value of our stock on the date of grant. No incentive stock option may be granted to a grantee who owns more than 10% of our stock unless the exercise price is at least 110% of the fair market value at the time of grant. Notwithstanding whether an option is designated as an incentive stock option, to the extent that the aggregate fair market value of the shares with respect to which such option is exercisable for the first time by any optionee during any calendar year exceeds $100,000, such excess will be treated as a nonqualified stock option.
      The plan administrator will determine the methods of payment of the exercise price of an option, including, without limitation, cash, shares of our stock with a fair market value on the date of delivery equal to the exercise price of the option or exercised portion thereof (including shares issuable upon exercise of the option) or other property acceptable to the plan administrator (including the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price, provided that payment of such proceeds is then made to us not later than settlement of such sale). However, no participant who is a member of our Board of Directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.
      Stock options may be exercised as determined by the plan administrator, but in no event after the tenth anniversary of the date of grant. However, in the case of an option granted to a person who owns more than 10% of our stock on the date of grant, such term will not exceed 5 years.

Options to Non-Employee Directors
      Under the 2006 Incentive Award Plan, each newly elected non-employee director will automatically be granted a non-qualified stock option to purchase 45,000 shares of common stock on the date of the director’s initial election to our Board of Directors. In addition, each non-employee director who has served at least three years as a non-employee director will be granted an additional non-qualified stock option to purchase 45,000 shares of common stock on the third anniversary of the date of his or her initial election to the Board of Directors and on each third anniversary thereafter, so long as he or she continues to serve as a non-employee director through such date. Members of the Board of Directors who are employees of the Company who subsequently retire from the Company but who remain on the Board of Directors, will not receive an initial grant of an option to purchase 45,000 shares of stock. However, to the extent that such former employee is otherwise eligible, he or she will receive an option to purchase an additional 45,000 shares of our common stock on the third anniversary of the annual meeting of stockholders immediately following his or her retirement and on each third anniversary thereafter (so long as he or she remains a non-employee director through such date).
      The exercise price of all options granted to non-employee directors will be 100% of the fair market value of a share of our common stock on the date that the option is granted. Options granted to non-employee directors will become exercisable in cumulative annual installments of 33 1/3 % on each of the first, second and third anniversaries of the date of grant, and the term of each option will be 10 years from the date of grant. Upon termination of the non-employee director’s directorship, all outstanding options which have become exercisable will remain exercisable for 12 months following the termination of directorship (or for such longer period as the Board of Directors may determine). Any option or portion of an option which has not become exercisable on the date of termination, will not become exercisable thereafter, unless otherwise determined by the Board of Directors.
      The provisions of the 2006 Incentive Award Plan governing the grant of options to non-employee directors supersede and replace the relevant provisions governing non-employee director option grants in the

1997 Equity Plan, and the option grants made to non-employee directors under the 2006 Incentive Award Plan will be in lieu of future grants under the 1997 Equity Plan.

Restricted Stock
      Eligible employees, consultants and directors may be issued restricted stock in such amounts and on such terms and conditions as determined by the plan administrator. Restricted stock will be evidenced by a written restricted stock agreement. The restricted stock agreement will contain restrictions on transferability and other such restrictions as the plan administrator may determine, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends on the restricted stock. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the plan administrator determines at the time of grant of the award or thereafter.

Stock Appreciation Rights
      A stock appreciation right (or a “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of our stock on the date of exercise of the SAR over the fair market value of a share of our stock on the date of grant of the SAR. The plan administrator may issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the 2006 Incentive Award Plan. SARs may be exercised as determined by the plan administrator, but in no event after the tenth anniversary of the date of grant. The plan administrator may elect to pay SARs in cash, in our stock or in a combination of cash and our stock.

Other Awards Under the Plan
      The 2006 Incentive Award Plan provides that the plan administrator may also grant or issue performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards, and performance-based awards or any combination thereof to eligible employees, consultants and directors. The terms of each such grant or issuance will be set by the plan administrator in its discretion. The plan administrator may establish the exercise price or purchase price, if any, of any such award, provided that such price will not be less than the par value of a share of our stock, unless otherwise permitted by applicable state law.
      Any such award will only vest or be exercisable or payable while the participant is an employee, consultant or director of the Company, provided that the plan administrator, in its sole and absolute discretion, may provide that any such award may vest or be exercised or paid subsequent to a termination of employment or service, as applicable, or following a change in control (as defined in the plan) of the Company, or because of the participant’s retirement, death or disability, or otherwise. However, to the extent required to preserve the tax deductibility under Section 162(m) of the Internal Revenue Code, any such provision with respect to performance shares or performance stock units that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code will be subject to the requirements of Section 162(m) of the Internal Revenue Code that apply to such “qualified performance-based compensation.”
      Payments with respect to any such award will be made in cash, in our stock or a combination of both, as determined by the plan administrator. Any such award will be subject to such additional terms and conditions as determined by the plan administrator and will be evidenced by a written award agreement.
      Performance Shares. Awards of performance shares are denominated in a number of shares of our stock and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.
      Performance Stock Units. Awards of performance stock units are denominated in unit equivalent of shares of our stock and/or units of value, including dollar value of shares of our stock, and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

      Dividend Equivalents. Dividend equivalents are rights to receive the equivalent value (in cash or our stock) of dividends paid on our stock. They represent the value of the dividends per share paid by us, calculated with reference to the number of shares that are subject to any award held by the participant.
      Stock Payments. Stock payments include payments in the form of our stock or options or other rights to purchase our stock, in each case made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the plan administrator and may be based upon specific performance criteria determined appropriate by the plan administrator, determined on the date such stock payment is made or on any date thereafter.
      Deferred Stock. Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the plan administrator. Stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or upon the satisfaction of performance criteria set by the plan administrator, and unless otherwise provided by the plan administrator, recipients of deferred stock generally will have no rights as a stockholder with respect to such deferred stock until the time the vesting conditions are satisfied and the stock underlying the deferred stock award has been issued.
      Restricted Stock Units. Restricted stock units may be granted to any participant in such amounts and subject to such terms and conditions as determined by the plan administrator. At the time of grant, the plan administrator will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the plan administrator will specify the maturity date applicable to each grant of restricted stock units which will be no earlier than the vesting date or dates of the award and may be determined at the election of the participant. On the maturity date, we will transfer to the participant one unrestricted, fully transferable share of our stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The plan administrator will specify the purchase price, if any, to be paid by the participant to us for such shares of our stock.
      Performance Bonus Awards. Any participant selected by the plan administrator may be granted a cash bonus payable upon the attainment of performance goals that are established by the plan administrator and relate to any one or more performance criteria determined appropriate by the plan administrator on a specified date or dates or over any period or periods determined by the plan administrator. Any such cash bonus paid to a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code may be a performance-based award as described below.
Performance-Based Awards
      The plan administrator may grant awards other than options and stock appreciation rights to employees who are or may be “covered employees,” as defined in Section 162(m) of the Internal Revenue Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the plan administrator for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes and stock-based compensation), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to comparable performance in an earlier period or as compared to results of a peer group, industry index or other companies. With regard to a particular performance period, the plan administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the plan administrator may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by the Company on the date the performance-based award is paid to be eligible for a performance-based award for any period.
Administration
      The 2006 Incentive Award Plan will be administered by a committee consisting of at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b of the Exchange Act, an “outside director” pursuant to Section 162(m) of the Internal Revenue Code and an independent director under the rules of the principal securities market on which our shares are traded. Our Compensation Committee will be the administrator of the 2006 Incentive Award Plan. However, our full Board of Directors will administer the plan with respect to awards granted to our non-employee directors. In addition, our board may at any time exercise any rights and duties of the Compensation Committee under the 2006 Incentive Award Plan.
      The acts of a majority of any members present at any meeting of the Compensation Committee where a majority of the members of the Compensation Committee are present, or acts unanimously approved in writing by the Compensation Committee in lieu of a meeting, shall be deemed acts of the Compensation Committee. Any action taken by the Compensation Committee will be valid and effective, whether or not members of the committee at the time of such action are later determined not to have satisfied the requirements for membership provided in the 2006 Incentive Award Plan or the charter.
      The plan administrator will have the exclusive authority to administer the plan, including, but not limited to, the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the plan administrator will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.
Eligibility
      Employees, consultants and directors of the Company are eligible to be granted non-qualified stock options, restricted stock, stock appreciation rights, performance share awards, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and performance bonus awards under the 2006 Incentive Award Plan. Only employees of the Company and its qualifying corporate subsidiaries are eligible to be granted options that are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code.
Adjustments
      If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of our stock or the share price of our stock, the plan administrator will make such proportionate adjustments, if any, as the plan administrator in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the 2006 Incentive Award Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year), (ii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (iii) the grant or exercise price per share for any outstanding awards under the plan. Any adjustment affecting an award intended as “qualified performance-based compensation” will be made consistent with the requirements of Section 162(m) of the Internal Revenue Code. The plan administrator also has the authority under the 2006 Incentive Award Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Change in Control
      Except as may otherwise be provided in any written agreement between the participant and us, in the event of a change in control of the Company (as defined in the 2006 Incentive Award Plan) in which awards are not converted, assumed, or replaced by the successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse. Upon, or in anticipation of, a change in control, the plan administrator may cause any and all awards outstanding under the 2006 Incentive Award Plan to terminate at a specific time in the future and will give each participant the right to exercise such awards during a period of time as the plan administrator, in its sole and absolute discretion, will determine.
Termination or Amendment
      With the approval of our Board of Directors, the plan administrator may terminate, amend, or modify the 2006 Incentive Award Plan at any time. However, stockholder approval will be required for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the plan, to permit the grant of options or SAR with an exercise price below fair market value on the date of grant, or to extend the exercise period for an option or SARs beyond ten years from the date of grant. In addition, absent stockholder approval, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the plan in connection with certain changes in capital structure, no option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price and no award may be granted in exchange for the cancellation or surrender of an option or SAR with a per share exercise price that is greater than the fair market value on the date of such grant or cancellation.
      No award may be granted pursuant to the 2006 Incentive Award Plan after the tenth anniversary of the effective date of the plan. Any awards that are outstanding on the tenth anniversary of the effective date will remain in force according to the terms of the 2006 Incentive Award Plan and the applicable award agreement.
Vesting of Full Value Awards
      Full value awards will vest over a period of at least three years (or, in the case of vesting based upon attainment of certain performance goals, over a period of at least one year). However, full value awards that result in the issuance of an aggregate of up to 5% to the total issuable shares under the 2006 Incentive Award Plan may be granted without any minimum vesting periods. In addition, full value awards may vest on an accelerated basis in the event of a participant’s death, disability, or retirement, or in the event of a change in control of the Company or other special circumstances.
Code Section 409A
      To the extent that the plan administrator determines that any award granted under the 2006 Incentive Award Plan is subject to Section 409A of the Internal Revenue Code (“Section 409A”), the award agreement evidencing such award shall incorporate the terms and conditions required by Section 409A. In the event that the plan administrator determines that any award may be subject to Section 409A, the 2006 Incentive Award Plan and any applicable awards may be modified to exempt the awards from Section 409A or comply with the requirements of Section 409A.
Federal Income Tax Consequences

Stock Options
      With respect to nonqualified stock options, the Company or the participant’s employer, as applicable, is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise.

However, the excess of the fair market value of the shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company or the participant’s employer, as applicable, will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

Other Awards
      The current federal income tax consequences of other awards authorized under the 2006 Incentive Award Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company or the participant’s employer, as applicable, will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Internal Revenue Code with respect to covered employees.

Code Section 409A
      Certain types of awards under the 2006 Incentive Award Plan may constitute, or provide for, a deferral of compensation under Section 409A. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2006 Incentive Award Plan and awards granted under the 2006 Incentive Award Plan will be structured and interpreted to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.

Tax Deductibility and Section 162(m) of the Code
      Section 162(m) of the Internal Revenue Code generally places a $1 million annual limit on the amount of compensation paid to each of the Company’s named executive officers that may be deducted by the Company for federal income tax purposes unless such compensation constitutes “qualified performance-based compensation” which is based on the achievement of pre-established performance goals set by a committee of the Board of Directors pursuant to an incentive plan that has been approved by the Company’s stockholders. The 2006 Incentive Award Plan provides that certain awards made thereunder may, in the discretion of the plan administrator, be structured so as to qualify for the “qualified performance-based compensation” exception to the $1 million annual deductibility limit of Section 162(m).

Other Considerations
      Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Internal Revenue Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by the Company and are subject to an excise tax of 20 percent payable by the recipient.
      The 2006 Incentive Award Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code.

Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in stock previously owned by the participant rather than in cash.
      The preceding discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2006 Incentive Award Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to foreign, state or local tax laws, or estate and gift tax considerations.
Plan Benefits
      No awards will be granted pursuant to the 2006 Incentive Award Plan until it is approved by the Company’s stockholders. In addition, awards are subject to the discretion of the plan administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2006 Incentive Award Plan or the benefits that would have been received by such participants if the 2006 Incentive Award Plan had been effect in the year ended December 31, 2005.
Equity Compensation Plan Information
      The following table provides information as of December 31, 2005 about equity awards under the Company’s equity compensation plans:

					Number of Securities
					Remaining Available
					for Future Issuance
	Number of Securities				Under Equity
	to be Issued Upon		Weighted-Average		Compensation Plans
	Exercise of		Exercise Price of		(Excluding
	Outstanding Options,		Outstanding Options		Securities Reflected
	Warrants and Rights		Warrants and Rights		in Column (a)
Plan Category	(a)		(b)		(c)

Equity compensation plans approved by security holders(1)	3,737,911	(2)	$4.06	(2)	1,000,520	(3)
Equity compensation plans not approved by security holders(4)	100,000		4.65		—

Total	3,837,911		$4.08		1,000,520

(1)	These plans consist of: (1) The 1997 Equity Plan, (2) The 1991 Equity Participation Plan of the Spectranetics Corporation (the “1991 Plan”), (3) The 1995 Director Equity Participation Plan (the “1995 Director Plan”), (4) The Advanced Interventional Systems Equity Participation Plan (the “AIS Plan”) and (5) The Employee Stock Purchase Plan (the “ESPP Plan”).

(2)	The Company is unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the ESPP Plan or the weighted average exercise price of outstanding rights under the ESPP Plan. Accordingly, the number of shares listed in column (a) and the weighted average exercise price listed in column (b) apply only to options outstanding under the 1997 Equity Plan, the 1991 Plan, the 1995 Director Plan and the AIS Plan. The ESPP Plan provides that shares of the Company’s Common Stock may be purchased at a per share price equal to 85% of the fair market value of the Common Stock at the beginning or end of the six month offering period, whichever is lower.

(3)	Of these shares of Common Stock, 559,869 remain available for issuance under the 1997 Equity Plan and 440,651 remain available for issuance under the ESPP Plan. No shares of Common Stock are available for future issuance under the 1991 Plan the 1995 Director Plan, or the AIS Plan.

(4)	The plan consists of an option agreement between the Company and Emile Geisenheimer, dated April 17, 1996 (the “Geisenheimer Agreement”), pursuant to which an option to purchase 100,000 shares of Common Stock was granted in return for certain consulting services Mr. Geisenheimer rendered to the Company. The option granted to Mr. Geisenheimer has an exercise price of $4.65 per share, which was equal to the fair market value of the Company’s Common Stock on the grant date. 50,000 shares vested on April 17, 1997 and 50,000 shares vested on April 17, 1998.

Vote Required
      Approval of the 2006 Incentive Award Plan requires the affirmative vote of a majority of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2006 INCENTIVE AWARD PLAN.
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal No. 3)
      The Audit Committee has selected, and the Board of Directors has ratified, the firm of Ehrhardt Keefe Steiner & Hottman, (“EKS&H”), which has served as independent auditors of the Company since September 2005, to serve as the Company’s independent registered public accounting firm for fiscal year 2006. A representative of EKS&H is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Audit Committee, although the Audit Committee will not be required to select different independent auditors for the Company. Unless otherwise instructed, proxies will be voted FOR ratification of the selection of EKS&H. See “Report of the Audit Committee” earlier in this Proxy Statement for further information regarding the Company’s independent auditors.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SUCH APPOINTMENT.
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
      As permitted by the Securities and Exchange Commission’s proxy rules, the Company will deliver only one annual report and one proxy statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of those stockholders. This practice is designed to reduce our printing and mailing costs. The Company will, upon written or oral request, promptly deliver a separate copy of the annual report and/or proxy statement to a stockholder at a shared address to which single copies of the documents were delivered. You may make such request by contacting the Company’s Corporate Secretary at 96 Talamine Court, Colorado Springs, Colorado 80907, telephone (719) 633-8333. Stockholders wishing to receive a separate annual report and/or proxy statement in the future or stockholders sharing an address wishing to receive a single copy of each of the annual report and proxy statement in the future may also contact the Company’s Chief Financial Officer as referenced above.
2005 ANNUAL REPORT TO STOCKHOLDERS
      A copy of our 2005 Annual Report to Stockholders has been mailed concurrently with this Proxy Statement to all Stockholders entitled to notice of and to vote at the Annual Meeting. The 2005 Annual Report to Stockholders is not incorporated into this Proxy Statement and is not considered proxy solicitation material.
FORM 10-K FOR THE 2005 FISCAL YEAR
      On March 16, 2006 we filed with the SEC an Annual Report on Form 10-K for the 2005 Fiscal Year. The Form 10-K has been reprinted as part of our 2005 Annual Report to Stockholders. Stockholders may also obtain a copy of the Form 10-K and any of our other SEC reports, free of charge, from the SEC’s website at www.sec.gov or from our website at www.spectranetics.com, or by writing to our Corporate Secretary, The

Spectranetics Corporation, 96 Talamine Court, Colorado Springs, Colorado 80907. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.
OTHER MATTERS
      The Board of Directors knows of no other matters, other than the matters set forth in this Proxy Statement, to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments thereof, the persons named in the proxies will vote such proxy in accordance with their best judgment on any such matter. The persons named in the proxies will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.
DATE OF RECEIPT OF STOCKHOLDER PROPOSALS
      Under the applicable rules of the SEC, a stockholder who wishes to submit a director nomination or a proposal for inclusion in the proxy statement of the Board of Directors for the Annual Meeting of Stockholders to be held in 2007 must submit such proposal in writing to the Secretary of the Company at the Company’s principal executive offices no later than January 10, 2007. In addition, all stockholder proposals for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 2007 must comply with the requirements of SEC Rule 14a-8 under the Exchange Act. The Company’s By-laws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting (but that would not be included in the Company’s proxy statement) must notify the Secretary of the Company thereof in writing no earlier than 90 days prior to the meeting and no later than the later of 60 days prior to the meeting date or 10 days following the public announcement of the meeting date by the Company. Such notice must set forth certain information specified in the Company’s By-Laws, as amended.

BY ORDER OF THE BOARD OF DIRECTORS

John G. Schulte
President and Chief Executive Officer
Dated April 28, 2006
      PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF A FURTHER MAILING.

EXHIBIT A
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
ARTICLE 1.
PURPOSE
      The purpose of the Spectranetics Corporation 2006 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of The Spectranetics Corporation (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTIONS
      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
      2.1     “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.
      2.2     “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.
      2.3     “Board” means the Board of Directors of the Company.
      2.4     “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) hereof or Section 2.4(c) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.
      2.5     “Code” means the Internal Revenue Code of 1986, as amended.
      2.6     “Committee” means the committee of the Board described in Article 12 hereof.
      2.7     “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.
      2.8     “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
      2.9     “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5 hereof.
      2.10     “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.
      2.11     “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 hereof to receive the equivalent value (in cash or Stock) of dividends paid on Stock.
      2.12     “Effective Date” shall have the meaning set forth in Section 13.1 hereof.
      2.13     “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.
      2.14     “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.
      2.15     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      2.16     “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal for the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (i) the last sales price (if Stock is then listed as a National Market Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (c) if Stock is not publicly traded, or with respect to any non-Stock based Award or the settlement of an Award, the fair market value established by the Committee acting in good faith.

      2.17     “Full Value Award” means any Award other than an Option or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a payment from the Company).
      2.18     “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
      2.19     “Independent Director” means a member of the Board who is not an Employee of the Company.
      2.20     “1997 Plan” means The 1997 Equity Participation Plan of The Spectranetics Corporation, as amended from time to time.
      2.21     “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b) (3) under the Exchange Act, or any successor rule.
      2.22     “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
      2.23     “Option” means a right granted to a Participant pursuant to Article 5 hereof to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
      2.24     “Participant” means any Eligible Individual who, as a member of the Board or Employee, has been granted an Award pursuant to the Plan.
      2.25     “Performance-Based Award” means an Award, other than an Option or SAR, granted to selected Covered Employees which the Committee determines shall be subject to the terms and conditions set forth in Article 9 hereof. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.
      2.26     “Performance Bonus Award” has the meaning set forth in Section 8.7 hereof.
      2.27     “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes and stock-based compensation), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms by comparison to comparable performance in an earlier period or periods, or as compared to results of a peer group, industry index, or other Company or companies. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
      2.28     “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      2.29     “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
      2.30     “Performance Share” means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.
      2.31     “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.
      2.32     “Plan” means this Spectranetics Corporation 2006 Incentive Award Plan, as it may be amended from time to time.
      2.33     “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) (4) (C) of the Code.
      2.34     “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.
      2.35     “Restricted Stock Unit” means an Award granted pursuant to Section 8.6 hereof.
      2.36     “Securities Act” shall mean the Securities Act of 1933, as amended.
      2.37     “Stock” means the common stock of the Company, no par value per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11 hereof.
      2.38     “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.
      2.39     “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4 hereof.
      2.40     “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
      3.1     Number of Shares.
      (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 350,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.

      (b) To the extent that an Award terminates, expires, or lapses for any reason, or is settled in cash, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall not subsequently be available for grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. To the extent that a SAR is exercised for, or settled in, Stock, the full number of shares subject to such SAR shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a), regardless of the actual number of shares issued upon such exercise or settlement. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
      3.2     Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
      3.3     Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 hereof, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 250,000 and the maximum amount that may be paid in cash with respect to one or more Awards to any one Participant which are not denominated in Stock or otherwise for which the foregoing limitation would not be an effective limitation, the maximum amount that may be paid in cash during any calendar year shall be $5,000,000.
ARTICLE 4.
ELIGIBILITY AND PARTICIPATION
      4.1     Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.
      4.2     Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.
      4.3     Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 hereof; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.
STOCK OPTIONS
      5.1     General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(b) hereof, the per share exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, including shares that would otherwise be issuable or transferable upon exercise of the Option, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company at such time as may be required by the Company, not later than the settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company n violation of Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.
      5.2     Incentive Stock Options. Incentive Stock Options shall be granted only to employees of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and 424(f), respectively, of the Code, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.
      (a) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
      (b) Ten Percent Owners. An Incentive Stock Option may not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and 424(f), respectively, of the Code, unless such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.
      (c) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.
      (d) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
      (e) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.
      5.3     Options Granted to Independent Directors.
      (a) Grant of Options to Independent Directors. During the term of the Plan, a person who first becomes an Independent Director shall automatically be granted an Option to purchase 45,000 shares of Stock (an ”Initial Option”) on the date of such initial election. In addition, during the term of the Plan, each Independent Director who has served at least three years as an Independent Director, shall be granted on the third anniversary of the date of the grant of the Initial Option, and each third anniversary thereafter (so long as he is an Independent Director at the close of business on such date), an Option to purchase an additional 45,000 shares of Stock (“Anniversary Option”). For the avoidance of doubt, an Independent Director elected for the first time to the Board at an annual meeting of stockholders shall only receive an Initial Option in connection with such election. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option grant but to the extent that such individual is otherwise eligible, will receive, on the third anniversary of the annual meeting of stockholders immediately following his or her retirement from employment with the Company and each third anniversary thereafter (so long as he is an Independent Director at the close of business on such date), an Anniversary Option.
      (b) Terms of Options Granted to Independent Directors. Options granted to Independent Directors shall be Non-Qualified Stock Options. The exercise price per share of Stock subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Stock on the date the Option is granted. Subject to the grantee’s continued status as a Board member, Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3 % on each of the first, second and third anniversaries of the date on which the Option is granted. The term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted. Upon a Director’s termination of directorship for any reason, all outstanding Options granted to such Director under Section 5.3(a) above shall remain exercisable for 12 months following his or her termination of directorship (or such longer period as the Board may determine in its discretion on or after the date of grant of such Option). Unless otherwise determined by the Board on or after the date of grant of such Option, no portion of an Option granted under Section 5.3(a) above which is unexercisable at the time of an Independent Director’s termination of membership on the Board shall thereafter become exercisable.
      (c) 1997 Plan Awards. As of the Effective Date (as defined below), (i) Options granted to Independent Directors pursuant to this Section 5.3 shall be in lieu of all Option grants to Independent Directors under Section 3.4 of the 1997 Plan, and (ii) the provisions of this Section 5.3 shall replace and supersede the relevant provisions of Sections 3.4 and 5.6 of the 1997 Plan.
ARTICLE 6.
RESTRICTED STOCK AWARDS
      6.1     Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.
      6.2     Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.
      6.3     Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part in the event of terminations resulting from specified causes, and (b) provide in other cases for the lapse in whole or in part of restrictions or forfeiture conditions relating to Restricted Stock.
      6.4     Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
ARTICLE 7.
STOCK APPRECIATION RIGHTS
      7.1     Grant of Stock Appreciation Rights.
      (a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.
      (b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.
      7.2     Payment and Limitations on Exercise.
      (a) Subject to Section 7.2(b), payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.
      (b) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.
ARTICLE 8.
OTHER TYPES OF AWARDS
      8.1     Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
      8.2     Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
      8.3     Dividend Equivalents.
      (a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.
      (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.
      8.4     Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
      8.5     Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.
      8.6     Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b) hereof, transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.
      8.7     Performance Bonus Awards. Any Participant selected by the Committee may be granted a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Article 9 hereof.
      8.8     Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

      8.9     Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.
      8.10     Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only vest or be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may vest or be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise; provided, however, that, to the extent required to preserve tax deductibility under Section 162(m) of the Code, any such provision with respect to Performance Shares or Performance Stock Units that are intended to constitute Qualified Performance-Based Compensation shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.
      8.11     Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.
      8.12     Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.
ARTICLE 9.
PERFORMANCE-BASED AWARDS
      9.1     Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 hereof as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8 hereof; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.
      9.2     Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
      9.3     Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 hereof which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
      9.4     Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
      9.5     Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
ARTICLE 10.
PROVISIONS APPLICABLE TO AWARDS
      10.1     Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
      10.2     Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
      10.3     Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish; provided, however, that no such transfer of an Incentive Stock Option shall be permitted to the extent that such transfer would cause the Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities. Notwithstanding the foregoing, in no event shall any Award be transferable by a Participant to a third party (other than the Company) for consideration.

      10.4     Beneficiaries. Notwithstanding Section 10.3 hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
      10.5     Stock Certificates; Book Entry Procedures.
      (a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.
      (b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
      10.6     Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions. The foregoing notwithstanding, such Awards may vest on an accelerated basis in the event of a Participant’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances. For purposes of this Section 10.6, (i) vesting over a specified period will include periodic vesting over such period, and (ii) a pre-announced period in which service is required as a condition to the grant of any Award may count toward the minimum vesting period required under this Section 10.6, if so determined by the Committee.
      10.7     Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.
CHANGES IN CAPITAL STRUCTURE
      11.1     Adjustments.
      (a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.
      (b) In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.
      11.2     Acceleration Upon a Change in Control. Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.
      11.3     No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.
ARTICLE 12.
ADMINISTRATION
      12.1     Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock are traded). Any action taken by the Committee shall be valid and effective, regardless of whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5 hereof. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.
      12.2     Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts unanimously approved in writing by the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      12.3     Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
      12.4     Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.
      12.5     Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.
ARTICLE 13.
EFFECTIVE AND EXPIRATION DATE
      13.1     Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s bylaws.

      13.2     Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
ARTICLE 14.
AMENDMENT, MODIFICATION, AND TERMINATION
      14.1     Amendment, Modification, and Termination. Subject to Section 15.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11 hereof), (ii) permits the Committee to grant Options or SARs with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option or SAR beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, (I) no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Award is granted, (II) except as permitted by Article 11 hereof, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR having a higher per share exercise price, and (III) except as permitted by Article 11 hereof, no Award may be granted in exchange for the cancellation or surrender of an Option or SAR with a per share exercise price that is greater than the Fair Market Value on the date of such grant or cancellation.
      14.2     Awards Previously Granted. Except with respect to amendments made pursuant to Section 15.14 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.
ARTICLE 15.
GENERAL PROVISIONS
      15.1     No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.
      15.2     No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.
      15.3     Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a fair market value on the date of withholding equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
      15.4     No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.
      15.5     Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
      15.6     Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
      15.7     Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
      15.8     Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
      15.9     Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
      15.10     Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.
      15.11     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
      15.12     Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

      15.13     Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.
      15.14     Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.
Signature page to follow

* * * * *
      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of The Spectranetics Corporation on                    , 2006.
* * * * *
      I hereby certify that the foregoing Plan was approved by the stockholders of The Spectranetics Corporation on                    , 2006.
      Executed on this     day of                    , 2006.

Corporate Secretary

THE SPECTRANETICS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, June 6, 2006
9:00 a.m. (MDT)
Antlers Hilton Hotel
4 S. Cascade Avenue
Colorado Springs, CO

THE SPECTRANETICS CORPORATION
96 Talamine Court
Colorado Springs, CO 80907	Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 6, 2006.
The shares of stock you hold in your account will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted “FOR” the nominees listed under Item 1, “FOR” Items 2 and 3 and, in the discretion of the Proxies, on any other matters which may properly come before the meeting.
By signing the proxy, you revoke all prior proxies and appoint John G. Schulte and Guy A. Childs, and each of them, as Proxies with full power of substitution, to vote your shares on matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments or postponements thereof.
See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 5, 2006.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.
VOTE BY INTERNET — http://www.eproxy.com/spnc/ — QUICK ««« EASY ««« IMMEDIATE
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 5, 2006.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Spectranetics, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
If you vote by Phone or Internet, please do not mail your Proxy Card
ò  Please detach here  ò

The Board of Directors Recommends a Vote FOR the following proposals.

1. Election of directors:	01 David G. Blackburn	☐	Vote FOR	☐	Vote WITHHELD
	02 R. John Fletcher		all nominees		from all nominees
	03 Craig M. Walker		(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approval of “Award Plan”	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Appointment of Independent Auditors	☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.